SUPPLEMENT DATED AUGUST 13, 2003

TO THE PROSPECTUS DATED MAY 1, 2003 FOR

KEMPER INVESTORS LIFE INSURANCE COMPANY

INDIVIDUAL AND GROUP FLEXIBLE PREMIUM MODIFIED GUARANTEED, FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS

ZURICH ARCHWAYSM VARIABLE ANNUITY

Issued By

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

and

KEMPER INVESTORS LIFE INSURANCE COMPANY

This Supplement amends the paragraph immediately preceding the heading "Change of Investments" located on page 18 of the Zurich ArchwaySM Variable Annuity Prospectus.

The eighth sentence in such paragraph is hereby deleted and replaced in its entirety with the following sentences:

"FMRC serves as the sub-adviser for the Fidelity VIP Equity-Income Fund and the Fidelity VIP Growth Fund. Effective August 4, 2003, Geode Capital Management, LLC serves as sub-adviser for the Fidelity VIP Index 500 Portfolio."